SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2003

Commission File Number: 0-27441

XM SATELLITE RADIO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	54-1878819
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

1500 Eckington Place, N.E.

Washington, D.C. 20002-2194

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 380-4000

Date of Report (Date of earliest event reported): June 11, 2003

Commission File Number: 333-39178

XM SATELLITE RADIO INC.

(Exact name of registrant as specified in its charter)

Delaware	52-1805102
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

1500 Eckington Place, N.E.

Washington, D.C. 20002-2194

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 380-4000

EXPLANATORY NOTE

This current report on Form 8-K is filed jointly by XM Satellite Radio Holdings Inc. (“Holdings”) and XM Satellite Radio Inc. (“XM”). XM is a wholly-owned subsidiary of Holdings. Unless otherwise noted, the terms “we,” “our” and “us” refer to Holdings and its subsidiaries.

Item 5. Other Events.

XM Satellite Radio Holdings Inc. has been informed by Clear Channel Investments, Inc. that Clear Channel has entered into a derivatives contract with respect to the hedging of its shares of Holdings’ Class A Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XM SATELLITE RADIO HOLDINGS INC.

Date: June 11, 2003	By:	/s/ JOSEPH M. TITLEBAUM
Joseph M. Titlebaum
Executive Vice President, General Counsel and Secretary

XM SATELLITE RADIO INC.

Date: June 11, 2003	By:	/s/ JOSEPH M. TITLEBAUM
Joseph M. Titlebaum
Executive Vice President, General Counsel and Secretary